[LOGO]Ariel Mutual Fund

Quarterly Report

June 30, 2001


THE PATIENT INVESTOR


Ariel Fund

Ariel Appreciation Fund

Ariel Premier Bond Fund

SHAREHOLDER NEWS

INTRODUCING ARIEL EDELIVERY

As an Ariel Mutual Funds shareholder, you can now access quarterly account statements, quarterly fund reports and the prospectus via secure electronic delivery as soon as they are available. Electronic delivery is convenient, safe and secure. What's more, it saves you time and eliminates paper clutter. To sign up for eDelivery, visit our award-winning web site at www.arielmutualfunds.com. Fill out the simple form and you'll begin receiving email notices as soon as your shareholder reports are posted online. If you have questions about this new service, please contact one of our investment specialists at 1-800-292-7435.

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com



                               TABLE OF CONTENTS


FOR MORE INFORMATION ABOUT ARIEL MUTUAL FUNDS, INCLUDING MANAGEMENT FEES, EXPENSES AND POTENTIAL RISKS, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.


The Patient Investor                                       2

Company in Focus                                           6

Company Updates                                            8

Ariel Equity Funds                                        10

Schedule of Equity Investments                            12

Equity Statistical Summary                                16

Ariel Premier Bond Fund                                   18

Schedule of Bond Investments                              21

Board of Trustees                                         28

SLOW AND STEADY WINS THE RACE.-AESOP
THE PATIENT INVESTER(R)


DEAR FELLOW SHAREHOLDER: For the quarter ended June 30, 2001, the small cap value issues of Ariel Fund rose +5.78%. Although this return was in-line with the broad market gains--specifically the Standard & Poor's 500 Index which earned +5.85%--it fell short of the +11.64% rise posted by the Russell 2000 Value Index during the same three month period. By contrast, Ariel Appreciation Fund's +8.66% second quarter climb compared quite favorably with the Russell Midcap Value Index, which rose +7.05%.

In scrutinizing our returns, it is abundantly clear that the very factors that advanced our results during the first three months of the year dramatically reversed themselves during the second quarter. More specifically, in our March 31, 2001 letter we wrote, "Overall, the Healthcare, Consumer Staples and Materials and Processing sectors significantly enhanced the funds' quarter end results... [whereas our] weak spot in both portfolios proved to be the Financial sector, whose issues were spooked by the market's dive." In direct contrast to this first quarter performance story, our Healthcare holdings--most notably Bausch & Lomb, Inc. (NYSE: BOL)--as well as our Consumer Staples and Materials and Processing issues, weighed down both portfolios in recent months. For Ariel Fund, the primary consumer culprit was Longs Drug Stores (NYSE: LDG), the California retailer, while Ariel Appreciation Fund struggled with soda bottler, PepsiAmericas, Inc. (NYSE: PAS). In nearly all cases, the weakness in these areas appears to be less a tale of feeble company fundamentals and more attributable to a sudden waning of Wall Street interest in defensive areas of the market. Ultimately, the Appreciation Fund was able to overcome the aforementioned shortfalls and outpace its value benchmark as a result of a very strong contribution from its hefty Financial Services weighting--particularly tax specialist, H&R Block, Inc. (NYSE: HRB). Additionally, the portfolio received a nice boost from its sole technology holding, Apogent Technologies (NYSE: AOT), a maker of laboratory equipment and life science products.

THE BEAR IS HAVING A BALL

While a strong value bias has certainly been value added during the market difficulties that began last March, this positioning has been less beneficial over the past three months. Specifically, after more than a year of agony, growth stock investors--those favoring expensive and popular issues--appear to have experienced something of a respite in recent months. As BARRON'S recapped, "...managers who were the hardest hit in the first quarter--including those with big bets in tech or biotech--staged the biggest comeback." As such, during the second quarter, the Russell 2000 Growth Index jumped +17.97% and its high octane, mid-cap counterpart, the Russell Midcap Growth Index, rose +16.18%.

And yet despite this seemingly healthy bounce, the past year has still been nothing short of dismal for the overall market as well as these specific benchmarks. As we read in a recent issue of THE NEW YORK TIMES, "For the 12-months ending June 30, the average stock fund [is] still down -11.4% and the S&P 500 [is] down -14.7%." Among the small and mid-cap growth issues, the story is even more dismal. The Russell 2000 Growth Index has fallen -23.34% since last June--only to be outdone by the -31.51% one-year loss of the Russell Midcap Growth Index. Fortunately, Ariel Fund's +27.04% one-year return and the +30.61% rise for Ariel Appreciation Fund tell a different story. To this point, it is worth noting that according to Morningstar, Inc., the Chicago-based mutual fund tracking service, Ariel Appreciation Fund ranked in the top 2% of 183 mid-cap blend funds for the 12 months ended June 30, 2001, and Ariel Fund still holds its title with mutual fund ranking company Lipper Analytical Services as the #1 performer of 13 small cap value funds in existence since its November, 1986 inception.(1)

So here we are, left with the $64,000 question--has growth investing risen from the dead? Is this, once again, the beginning of the end for value? In our view, the troubling issues that have plagued the stock market over the last 18 months remain unresolved. For one, despite the significant drop that has already occurred, stocks are still expensive by all historical standards. As a recent issue of BUSINESSWEEK pointed out, "The average S&P 500 stock is selling at 23 times this year's earnings--far higher than the average price-earning ratio of 15 over the past 70 years." Secondly, we believe that best-case economic scenario today is one in which our nation's growth continues to languish, but the more likely scenario is a steadily deteriorating economic foundation. Evidence to the latter is


(1) Morningstar category ratings are based on total return. For the period ended June 30, 2001, Ariel Appreciation Fund ranked in the top 6% of 75 funds and the top 51% of 27 funds in the mid-cap blend category for the five- and ten-year periods, respectively. According to Lipper, Ariel Fund ranked 149 out of 251, 14 out of 98, and 19 out of 26 for the one-, five- and ten-year periods ended 06/30/01. Lipper Analytical Services, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked within a universe of funds with similar investment objectives. Ranking is based on total returns.

ever-present. In the first six months of this year, there have been more than 500,000 announced layoffs. The current job market for 1.2 million graduating college seniors is the worst in more than a decade. According to BUSINESSWEEK, "...65% of companies pre-announcing [second-quarter profits] have warned earnings won't meet estimates." And to top it all off, insider stock selling is at never before seen levels--a true sign of the shaky confidence of those who know and run U.S. companies.

And so, we characterize the growth stock rebound as a "respite"-- a momentary break from the free fall, a bear market rally. As the famed BARRON'S columnist, Alan Abelson explains, "Unfortunately... bear markets don't act like a medicine ball rolling down a smooth hill. Instead, they behave like a basketball bouncing down a rock-strewn mountainside; there's a lot of movement up and sideways before the bottom is reached." Despite value's second quarter setback, we are unwavering in our belief that fundamentally sound issues trading at reasonable prices will ultimately prevail.

PORTFOLIO COMINGS AND GOINGS

During the quarter, Ariel Fund initiated a position in one new holding, Zebra Technologies Corporation (OTC: ZBRA), a manufacturer and marketer of a wide range of bar code and specialty ID card printers. Likewise, Ariel Appreciation Fund purchased two new issues, The Interpublic Group of Companies (NYSE: IPG), an advertising holding company, and Neiman Marcus Group (NYSE: NMG.A), the high-end specialty retailer.

On the sell side, Ariel Fund continues to scale out of International Game Technology (NYSE: IGT), as this winning stock approaches its private market value. For less positive reasons, we also have begun to eliminate RPM, Inc. (NYSE: RPM)--a maker of protective coatings, sealants and paints--due to heightened concerns about possible losses from asbestos related litigation. During the quarter, Ariel Appreciation Fund also pared back IGT.

On a more personal note, we are delighted to announce that Chicago Mayor Richard
M. Daley has appointed Arne Duncan, longtime Ariel friend and Chairman of the Board of Ariel Education Initiative, as the new Chief Executive Officer of Chicago Public Schools. Just 36 years old, Arne now heads the nation's third-largest school system that boasts a $4 billion budget. With Arne's dedicated and passionate leadership, we are confident CPS's 435,000 students have bright futures. Arne helped create Ariel Education Initiative, our firm-wide philanthropic effort, in 1989 and has worked with us ever since. His extraordinary commitment to helping inner-city kids and giving back to the community never ceases to amaze and inspire us all.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.


Sincerely,

/s/ John W. Rogers, Jr.                       /s/ Eric T. McKissack

John W. Rogers, Jr.                           Eric T. McKissack, CFA
Portfolio Manager                             Portfolio Manager
Ariel Fund                                    Ariel Appreciation Fund

COMPANY

THE INTERPUBLIC GROUP    [GRAPHIC]
OF COMPANIES, INC.

1271 AVENUE OF THE AMERICAS

NEW YORK, NY 10020

(212) 399-8000

www.interpublic.com

INTERPUBLIC GROUP (NYSE: IPG) is the largest organization of advertising agencies and communications services companies in the world, with more than 60,000 employees and offices in 127 countries. The Interpublic Group of Companies is a holding company that provides advertising campaigns and marketing services through three wholly-owned global advertising agency networks:
McCann-Erickson WorldGroup, FCB Worldwide, and Lowe Lintas & Partners Worldwide. Interpublic is also parent to a number of global specialized services networks. Together, the units plan and create advertising programs across a variety of media, including television, cinema, radio, magazines, newspapers, direct mail, outdoor, and interactive electronic media. Through its agency networks, the company also provides advertising-related services, such as public relations, corporate identity, graphic design, interactive services, management consulting, market research, sports marketing, and sales promotion.

REASONS FOR RECOMMENDATION

SOLID STRATEGIC POSITIONING AND FRANCHISE

Interpublic Group is one of the few dominant global integrated advertising agencies still standing after years of industry consolidation. Leading, established companies in the industry are primed to gain market share and command better revenue and customer diversification than smaller agencies. An industry giant, Interpublic has the ability to offer a comprehensive array of marketing services beyond traditional advertising, such as market research and corporate communications. This is a critical competitive advantage as major global advertising clients prefer single-source providers.

Few companies can match Interpublic's competitive offering of creative content, global scale, and research expertise. The company's individual agencies have distinct brands, strong reputations and valuable niches that consistently outshine their competitors.

IN FOCUS

Interpublic enjoys long-standing relationships with Fortune 1000 companies and has a proven track record of success. Its blue-chip client roster includes Coca-Cola and Sony. All of these competitive advantages help Interpublic sustain a "best of breed" presence in the industry. The company's strong free cash flow generation and active acquisition strategy allow it to be a leading provider of emerging industry innovations. Once developed or bought, these new services are cross-sold to its huge existing client base.

SUBSTANTIAL GROWTH OPPORTUNITIES

Over the past few years, Interpublic has enjoyed internal growth outpacing both the broad industry as well as the other major integrated firms. Despite weak operating results in the first quarter of 2000, the company posted the best new business portfolio in the industry by a substantial margin. Interpublic's newer marketing services are growing at a faster rate than traditional advertising and media buying, providing an attractive growth element in addition to potential share gains from integrated services. To capture growth, Interpublic has expanded its core service offerings into these faster growing nontraditional markets, including public relations, new media, market research, and direct marketing.

COMPELLING VALUATION

Interpublic has the markings of a classic Ariel value play: dominant position in its industry; solid internal growth and acquisition opportunities; attractive assets; clean balance sheet with appealing cash economics; high returns on capital and margins; encouraging new business win profile; yet a depressed stock price relative to historical levels. The ad industry is suffering from a weak economic environment and tough year-over-year comparisons as the abnormally high spending from the dot-com period unwinds. These macro concerns contributed to a sharp falloff in the company's stock price, now trading at $29, which is a 40% discount to our estimation of its private market value of $48. We recommend investors take advantage of this attractive investment opportunity and purchase shares.

                                    COMPANY

[LOGO]THE DIAL CORPORATION

15501 N. DIAL BLVD.

SCOTTSDALE, AZ 85260

(480) 754-3425

www.dialcorp.com

DIAL CORPORATION (NYSE: DL) Chief Executive Officer Herb Baum and his new team at Dial have made great progress since taking over last August. Specifically, the team disbanded the unsuccessful joint venture with European specialty chemical company, Henkel. Additionally, the least attractive areas of the Specialty Personal Care business have been shuttered, and the rest is up for sale. Furthermore, the company's Argentinean detergent business has been nursed back to breakeven and is now also for sale. Finally, operations in Dial's core businesses, including Dial soap, Purex laundry detergent, and Renuzit air fresheners, have improved significantly and debt levels have been reduced. Next month, the company will hold its annual offsite strategic planning retreat for its board of directors, where four strategic alternatives are likely to be under consideration: remain independent; undertake a joint venture with another consumer products company; merge with another small to medium-sized company; or sell the business. Dial's new management team has always attested its principal mission is to enhance shareholder value. As such, we believe the company will be sold, as small consumer products companies like Dial are finding it more difficult to compete effectively against larger competitors and major retailers, both of which have seen significant consolidation over the past decade. In a sale, we believe the shares are worth approximately $19, representing a 33% premium over its current price of $14. We recommend investors maintain their positions.

LIBBEY INC. (NYSE: LBY) Leading glassware producer Libbey, Inc. recently signed an agreement to purchase the Anchor Hocking glassware business of Newell Rubbermaid for $332 million in cash. We are enthusiastic about this combination for several reasons. First, Anchor Hocking is an excellent business with cash flow margins of approximately 25%. Second, the deal strengthens Libbey's position in its core glassware business by building on its already dominant position in the food service segment (including hotels and restaurants) and significantly broadening its offering in the retail channel. Third, at six times cash flow, the acquisition is attractively valued. Even if there are no cost savings from merging the two businesses, the deal is expected to add modestly to earnings and significantly to cash flow during the first twelve months. Finally, combining these two excellent businesses should result in faster earnings growth for the united entity. To this point, Libbey will take advantage of significant opportunities to reduce costs by eliminating redundant overhead and improving manufacturing efficiencies. The company will also grow revenues through cross selling.

Currently at $37, Libbey's shares sell for just 11 times next year's earnings, and we continue to rate it a buy.

[LOGO]LIBBEY(R)

300 MADISON AVE.

TOLEDO, OH 43604

(419) 325-2100

www.libbey.com

UPDATES

[LOGO]HERMAN MILLER

855 E. MAIN AVE.

ZEELAND, MI 49464

(616) 654-3000

www.hermanmiller.com

HERMAN MILLER, INC. (OTC: MLHR) Herman Miller is a global leader in providing office furniture and related services. Although the current economic environment has created a challenging year as U.S. corporations defer large furniture purchases, we remain enthusiastic about the Herman Miller franchise.

Renowned for its innovative products, Herman Miller heavily invests in the research and development process to assess its product lines for enhancements and create new product offerings that will improve its customers' office environment. Most recently, the company has expanded its market from the traditional mid-to-large corporation focus to include products for small businesses and home offices. This new product line, dubbed Herman Miller RED, offers more flexible and affordable offerings. In addition, the company continues to invest in technology to increase efficiency and productivity.

Due to the company's strong brand, innovative new products, and cost cutting initiatives, we believe Herman Miller is poised to excel when the economic environment improves. Currently selling for $24 per share, Herman Miller represents a compelling value to our estimation of its private market value of $35, and we recommend investors hold their shares.

LEE ENTERPRISES (NYSE: LEE) Lee Enterprises continues to deliver respectable results despite a challenging advertising environment. Looking ahead, we remain encouraged by the company's prospects. To begin, we believe the advertising decline has stabilized. Additionally, newsprint prices are trending lower, which means Lee will see a price break on its raw material costs. Finally, potential deregulation in the media industry will allow for more acquisitions and consolidation. As an attractive takeover candidate, this should have a positive effect on Lee's share price.

In June, we attended the Mid-Year Media Review in New York. This key industry conference afforded us the opportunity to meet again with various newspaper executives and attend numerous company presentations. Additionally, we discussed company fundamentals and the future economics of the newspaper industry with Lee's CEO, Mary Junck, and her management team. Management's priorities include growing local retail revenues aggressively, improving local news content and building upon its profitable internet strategy. We walked away from the conference more convinced than ever about the great potential of this extraordinary franchise.

At the current valuation of $33, representing a 17% discount to our conservative $40 estimation of its private market value, we recommend investors add to their positions on any price weakness.

[LOGO]LEE ENTERPRISES

400 PUTMAN BUILDING

215 N. MAIN ST.

DAVENPORT, IA 52801

(319) 383-2100

www.lee.net

ARIEL EQUITY FUNDS

TEN LARGEST HOLDINGS
as of June 30, 2001

1   LEE ENTERPRISES
    Newspaper publisher

2   MCCORMICK & CO., INC.
    World's largest spice company

3   SERVICEMASTER CO.
    Diversified provider of consumer
    and commercial services

4   ROUSE CO.
    Retail mall developer

5   BRADY CORP.
    Manufacturer and distributor of niche
    industrial safety-related products

6   HASBRO, INC.
    Prominent toy manufacturer

7   HORACE MANN
    EDUCATORS CORP.
    Insurance holding company

8   GREY GLOBAL GROUP, INC.
    Advertising and marketing
    services firm

9   AMERICAN GREETINGS CORP.
    World's second largest producer of greeting cards

10  GRACO, INC.
    Primary manufacturer of fluid
    control products


ARIEL FUND
Inception
November 6, 1986

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2001 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

                            2ND QUARTER      YTD        1 YEAR       3 YEAR      5 YEAR      10 YEAR          LIFE OF FUND
ARIEL FUND                     +5.78%        +7.77%    +27.04%       +9.84%      +17.33%      +13.92%           +14.64%
RUSSELL 2000 INDEX            +14.29%        +6.85%     +0.57%       +5.28%       +9.60%      +13.49%           +11.18%
RUSSELL 2000 VALUE INDEX      +11.64%       +12.72%    +30.80%       +6.90%      +13.44%      +16.01%           +12.95%

[CHART]

             SECTOR                          ARIEL FUND                  RUSSELL 2000 INDEX
Consumer Discretionary                                        36.56%                       17.3%
Materials and Processing                                      12.27%                        8.4%
Financial Services                                            11.16%                       20.1%
Consumer Staples                                              10.21%                        2.9%
Producer Durables                                              9.79%                        9.0%
Cash and Other                                                 8.00%                        0.9%
Health Care                                                    7.49%                       13.6%
Technology                                                     4.50%                       15.7%
Utilities                                                       0.0%                        5.3%
Autos and Transportation                                        0.0%                        3.6%
Other Energy                                                    0.0%                        3.1%
Integrated Oils                                                 0.0%                        0.1%
                                               100.0%                          100.0%


[CHART]

                       ARIEL                       S&P 500           RUSSELL 2000
 Dec. 1986                 10,203.34                  9,744.80              9,711.20
 Dec. 1987                 11,366.66                 10,256.42              8,859.60
 Dec. 1988                 15,904.93                 11,959.90             11,065.10
 Dec. 1989                 19,899.53                 15,749.46             12,863.20
 Dec. 1990                 16,699.19                 15,260.40             10,353.87
 Dec. 1991                 22,163.48                 19,910.23             15,122.01
 Dec. 1992                 24,763.24                 21,427.29             17,906.22
 Dec. 1993                 26,923.69                 23,587.04             21,291.72
 Dec. 1994                 25,786.49                 23,898.38             20,903.88
 Dec. 1995                 30,561.55                 32,878.89             26,848.98
 Dec. 1996                 37,747.22                 40,427.86             31,279.32
 Dec. 1997                 51,502.23                 53,915.92             38,274.25
 Dec. 1998                 56,594.60                 69,323.24             37,299.50
 Dec. 1999                 53,334.92                 83,912.06             45,228.35
 Dec. 2000                 68,676.68                 76,271.56             43,862.04
 Mar. 2001                 69,963.99                 67,229.45             41,008.56
 June 2001                 74,009.80                 71,163.95             46,867.84



* Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 2000 Index measures the performances of smaller companies. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.


ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $2 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL-CAP) STOCKS.

ARIEL APPRECIATION
              FUND
         INCEPTION
  DECEMBER 1, 1989


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2001 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

                               2ND QUARTER      YTD        1 YEAR       3 YEAR        5 YEAR      10 YEAR       LIFE OF FUND
ARIEL APPRECIATION FUND           +8.66%      +10.67%     +30.61%      +10.77%       +19.07%       +14.60%          +14.36%
RUSSELL MIDCAP INDEX              +9.53%       -1.96%      +0.96%       +8.17%       +14.24%       +15.81%          +14.36%
RUSSELL MIDCAP VALUE INDEX        +7.05%       +3.27%     +23.93%       +6.43%       +14.17%       +16.02%          +13.96%

[CHART]

             SECTOR                    ARIEL APPRECIATION FUND          RUSSELL MID-CAP INDEX
Consumer Discretionary                                        34.25%                       16.6%
Financial Services                                            27.51%                       19.7%
Materials and Processing                                       8.43%                        6.4%
Consumer Staples                                               7.31%                        3.8%
Cash and Other                                                 6.70%                        2.0%
Health Care                                                    6.41%                       11.8%
Producer Durables                                              6.00%                        5.9%
Utilities                                                      3.40%                        9.2%
Technology                                                      0.0%                       15.7%
Other Energy                                                    0.0%                        4.2%
Autos and Transportation                                        0.0%                        3.1%
Integrated Oils                                                 0.0%                        1.6%
             TOTAL                             100.0%                          100.0%


[CHART]

                        APPRECIATION                 S&P 500          RUSSELL MIDCAP
 Dec. 1989                      10,054.12         10,240.10             10,175.57
 Dec. 1990                       9,902.21          9,922.12              9,005.60
 Dec. 1991                      13,184.49         12,945.38             12,744.00
 Dec. 1992                      14,930.13         13,931.75             14,826.42
 Dec. 1993                      16,114.99         15,335.99             16,946.78
 Dec. 1994                      14,762.59         15,538.42             16,592.16
 Dec. 1995                      18,329.95         21,377.43             22,308.66
 Dec. 1996                      22,677.45         26,285.68             26,546.92
 Dec. 1997                      31,282.57         35,055.45             34,247.37
 Dec. 1998                      37,397.79         45,073.09             37,705.41
 Dec. 1999                      35,980.84         54,558.55             44,579.48
 Dec. 2000                      42,753.79         49,590.80             48,256.86
 Mar. 2001                      43,542.36         43,711.73             43,192.65
June 2001                       47,314.37         46,269.89             47,310.56


* Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell Midcap Index measures the performances of small and mid-sized companies. The Russell Midcap Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.


ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $1 BILLION TO $10 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID-CAP) STOCKS.

TEN LARGEST HOLDINGS
as of June 30, 2001

1   MBIA, INC.
    Leading insurer of municipal bonds

2   HASBRO, INC.
    Prominent toy manufacturer

3   EQUIFAX, INC.
    Consumer credit and check
    processing services company

4   MCCORMICK & CO., INC.
    World's largest spice company

5   ROUSE CO.
    Retail mall developer

6   CENDANT CORP.
    Global provider of consumer and business services

7   XL CAPITAL LTD.
    Worldwide insurance company

8   CENTURYTEL, INC.
    Diversified telecommunications
    company

9   LEE ENTERPRISES
    Newspaper publisher

10  APOGENT TECHNOLOGIES, INC.
    Principal manufacturer of laboratory products

SCHEDULE OF INVESTMENTS
ARIEL FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

       NUMBER     COMMON STOCKS-91.53% (CONT)                               COST              MARKET VALUE
     OF SHARES
                  CONSUMER DISCRETIONARY--36.56%

     1,185,700    American Greetings Corp.                               $15,187,234           $13,042,700
       654,033    Bob Evans Farms, Inc.                                   10,142,389            11,772,594
       212,400    Department 56, Inc.*                                     6,710,917             1,624,860
        20,660    Grey Global Group, Inc.                                  8,567,820            13,738,900
     1,031,825    Hasbro, Inc.                                            12,077,083            14,909,871
        89,125    International Game Technology*                           1,294,717             5,578,334
       583,600    Lee Enterprises                                         15,838,926            19,258,800
       507,750    Leggett & Platt, Inc.                                    6,825,118            11,185,733
       248,300    Libbey, Inc.                                             8,622,300             9,859,993
       133,200    Matthews International Corp.                             3,823,393             5,856,471
       228,800    Neiman Marcus Group, Inc.*                               7,261,660             7,092,800
       213,200    Oneida Ltd.                                              3,525,040             4,334,356
     1,427,050    ServiceMaster Co.                                       15,880,846            17,124,600
       261,200    Valassis, Inc.*                                          7,827,180             9,350,960
                                                                         -----------           -----------
                                                                         123,584,623           144,730,972
                                                                         -----------           -----------
                  CONSUMER STAPLES--10.21%

       841,300    Dial Corp.                                              10,982,236            11,988,525
       274,300    Longs Drug Stores Corp.                                  5,418,545             5,911,165
       418,600    McCormick & Co., Inc.                                   11,950,136            17,589,572
       189,600    Smucker (J.M.) Co.                                       4,380,942             4,929,600
                                                                         -----------           -----------
                                                                          32,731,859            40,418,862
                                                                         -----------           -----------

       NUMBER     COMMON STOCKS-91.53% (CONT)                               COST              MARKET VALUE
     OF SHARES
                  FINANCIAL SERVICES--11.16%

       418,150    HCC Insurance Holdings, Inc.                            $6,037,731           $10,244,675
       668,775    Horace Mann Educators Corp.                             13,920,274            14,412,101
       210,100    MBIA, Inc.                                               4,238,661            11,698,368
        39,850    Markel Corp.*                                            7,716,796             7,830,525
                                                                         -----------           -----------
                                                                          31,913,462            44,185,669
                                                                         -----------           -----------

                  HEALTH CARE--7.49%

       306,500    Bausch & Lomb, Inc.                                     12,118,235            11,107,560
       285,300    Invacare Corp.                                           8,285,614            11,021,139
       366,050    Sybron Dental Specialties*                               6,214,605             7,500,365
                                                                         -----------           -----------
                                                                          26,618,454            29,629,064
                                                                         -----------           -----------

                  MATERIALS AND PROCESSING--12.27%

       423,500    Brady Corp.                                             11,215,410            15,301,055
       408,375    Energizer Holdings, Inc.*                                9,037,797             9,372,206
       630,100    Interface, Inc., Class A                                 3,677,395             4,725,750
       539,000    Rouse Co.                                               10,786,219            15,442,350
       405,700    RPM, Inc.                                                3,723,598             3,732,440
                                                                         -----------           -----------
                                                                          38,440,419            48,573,801
                                                                         -----------           -----------

                  PRODUCER DURABLES--9.79%

       271,970    General Binding Corp.*                                   4,687,146             2,882,882
       392,700    Graco, Inc.                                              7,955,841            12,959,100
       353,800    IDEX Corp.                                               9,592,849            12,029,200
       450,450    Miller (Herman), Inc.                                    9,139,697            10,900,890
                                                                         -----------           -----------
                                                                          31,375,533            38,772,072
                                                                         -----------           -----------
                  TECHNOLOGY--4.05%

       260,700    Anixter International Inc.*                             $6,653,057            $8,003,490
       246,900    Littelfuse, Inc.*                                        6,665,802             6,611,982
        28,800    Zebra Technologies Corp.*                                1,057,698             1,414,656
                                                                         -----------           -----------
                                                                          14,376,557            16,030,128
                                                                         -----------           -----------

                  Total Common Stocks                                    299,040,907           362,340,568
                                                                         -----------           -----------

      Principal   REPURCHASE AGREEMENT-9.43%
       Amount
   $37,338,621    State Street Bank & Trust
                  Company Repurchase Agreement,
                  2.00%, dated 6/29/2001, repurchase
                  price $37,344,845, maturing
                  7/2/2001 (collateralized by U.S.
                  Treasury Bond, 8.875%,
                  8/15/2017)                                              37,338,621            37,338,621
                                                                         -----------           -----------


                    Total Repurchase Agreement                            37,338,621            37,338,621
                                                                         -----------           -----------


                    Total Investments-100.96%                           $336,379,528           399,679,189
                                                                        ============


                    Liabilities less Other Assets-(0.96)%                                       (3,803,156)
                                                                                               -----------


                    NET ASSETS-100.00%                                                        $395,876,033
                                                                                              ============

*Non-income producing

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

       NUMBER      COMMON STOCKS-94.96%                                     COST             MARKET VALUE
     OF SHARES
                   CONSUMER DISCRETIONARY--34.25%

       245,600     Bob Evans Farms, Inc.                                  $4,600,594            $4,420,800
       496,850     Carnival Corp.                                         10,588,861            15,253,295
       991,700     Cendant Corp.*                                         12,357,664            19,338,150
       546,075     Harte-Hanks, Inc.                                       8,954,419            13,520,817
     1,498,250     Hasbro, Inc.                                           20,544,025            21,649,713
       169,400     Houghton Mifflin Co.                                    4,755,182            10,152,142
       131,625     International Game Technology*                          1,958,975             8,238,409
       175,200     Interpublic Group of
                   Companies, Inc.                                         4,986,017             5,142,120
       540,200     Lee Enterprises                                        15,629,889            17,826,600
       746,045     Leggett & Platt, Inc.                                  10,895,537            16,435,371
       300,200     McClatchy Company                                      10,884,087            11,737,820
       193,000     Neiman Marcus Group, Inc.*                              6,920,504             5,983,000
       930,795     ServiceMaster Co.                                       9,905,323            11,169,540
       363,900     Toys "R" Us, Inc.*                                      9,223,343             9,006,525
       289,000     Tribune Co.                                            10,377,365            11,562,890
                                                                         -----------           -----------
                                                                         142,581,785           181,437,192
                                                                         -----------           -----------
                   CONSUMER STAPLES--7.31%

       359,172     The Clorox Co.                                         11,867,392            12,157,972
       483,095     McCormick & Co., Inc.                                  14,212,996            20,299,652
       470,700     PepsiAmericas, Inc.                                     7,296,890             6,260,310
                                                                         -----------           -----------
                                                                          33,377,278            38,717,934
                                                                         -----------           -----------
                   FINANCIAL SERVICES--27.51%

       488,722     Dun & Bradstreet Corp.*                               $10,393,576           $13,781,960
       562,300     Equifax, Inc.                                          16,602,409            20,625,164
       284,900     Franklin Resources, Inc.                                9,935,677            13,039,873
       253,675     H & R Block, Inc.                                       9,510,515            16,374,721
       449,350     MBIA, Inc.                                             14,455,412            25,019,808
       438,525     MBNA Corp.                                              9,358,002            14,449,399
       509,200     SunGard Data Systems, Inc.*                             9,394,162            15,281,092
       233,650     T. Rowe Price Associates, Inc.                          8,757,778             8,736,174
       223,900     XL Capital Ltd.                                        13,896,298            18,382,190
                                                                         -----------           -----------
                                                                         102,303,829           145,690,381
                                                                         -----------           -----------
                   HEALTH CARE--6.41%

       682,400     Apogent Technologies, Inc.*                            10,762,362            16,787,040
       317,800     Bausch & Lomb, Inc.                                    12,505,544            11,517,072
       277,000     Sybron Dental Specialties*                              3,793,936             5,675,730
                                                                         -----------           -----------
                                                                          27,061,842            33,979,842
                                                                         -----------           -----------
                   MATERIALS AND PROCESSING--8.43%

       275,360     Avery Dennison Corp.                                   14,989,579            14,057,128
       454,825     Energizer Holdings, Inc.*                              10,534,499            10,438,234
       704,000     Rouse Co.                                              14,126,220            20,169,600
                                                                         -----------           -----------
                                                                          39,650,298            44,664,962
                                                                         -----------           -----------
                   OTHER--1.65%

       227,250     Fortune Brands, Inc.                                    6,114,190             8,717,310
                                                                         -----------           -----------

                   PRODUCER DURABLES--6.00%

       665,100     Miller (Herman), Inc.                                  14,216,510            16,095,420
       372,800     Pitney Bowes, Inc.                                     14,522,029            15,702,336
                                                                         -----------           -----------
                                                                          28,738,539            31,797,756
                                                                         -----------           -----------

       NUMBER      COMMON STOCKS-94.96%                                     COST             MARKET VALUE
     OF SHARES
                   UTILITIES--3.40%

       594,025     CenturyTel, Inc.                                      $12,847,464           $17,998,957
                                                                         -----------           -----------

                   Total Common Stocks                                   392,675,225           503,004,334
                                                                         -----------           -----------

      Principal    REPURCHASE AGREEMENT-4.93%
       Amount

   $26,121,229     State Street Bank & Trust Company
                   Repurchase Agreement, 2.00%,
                   dated 6/29/2001, repurchase price
                   $26,125,582, maturing 7/2/2001
                   (collateralized by U.S. Treasury
                   Note, 7.875%, 11/15/2004)                              26,121,229            26,121,229
                                                                         -----------           -----------

                   Total Repurchase Agreement                             26,121,229            26,121,229
                                                                         -----------           -----------

                   Total Investments-99.89%                             $418,796,454           529,125,563
                                                                        ============

                   Other Assets less Liabilities-0.11%                                             555,287
                                                                                               -----------

                   NET ASSETS-100.00%                                                         $529,680,850
                                                                                              ============

*Non-income producing

                           EQUITY STATISTICAL SUMMARY

ARIEL FUND
(UNAUDITED)

                                                                               EARNINGS PER SHARE

                                                            52 - WEEK            2000      2001        2000       2001        MARKET
                                TICKER      PRICE             RANGE             ACTUAL   ESTIMATED     P/E        P/E          CAP.
COMPANY                         SYMBOL     6/30/01        LOW         HIGH     CALENDAR   CALENDAR   CALENDAR   CALENDAR      ($MM)
Department 56, Inc.              DFS         7.65         7.41       15.88       1.47       0.70        5.2       10.9           99
General Binding Corp.            GBND       10.60         5.19       11.73       0.15       0.50       70.7       21.2          167
Oneida Ltd.                      OCQ        20.33        10.06       20.33       1.41       1.00       14.4       20.3          334
Interface, Inc.                  IFSIA       7.50         3.81       11.00       0.61       0.30       12.3       25.0          382
Littelfuse, Inc.                 LFUS       26.79        19.81       51.13       1.67       0.69       16.0       38.8          584
Libbey, Inc.                     LBY        39.71        26.31       42.20       3.01       3.08       13.2       12.9          607
Bob Evans Farms, Inc.            BOBE       18.00        14.81       21.69       1.41       1.53       12.7       11.8          627
The J.M. Smucker Company         SJM        26.00        18.13       29.00       1.26       1.39       20.6       18.7          635
Matthews International Corp.     MATW       43.97        25.00       44.53       1.83       2.10       24.1       20.9          668
American Greetings Corp.         AM         11.00         8.19       20.50       1.31       1.08        8.4       10.2          698
Sybron Dental Specialties        SYD        20.49        13.00       22.25       1.08       1.16       19.0       17.7          775
Longs Drug Stores, Inc.          LDG        21.55        17.56       32.00       1.51       1.45       14.3       14.9          814
Brady Corp.                      BRC        36.13        27.50       39.24       1.83       1.67       19.7       21.6          827
Grey Global Group, Inc.          GREY      665.00       495.00      760.00      19.77      23.38       33.6       28.4          834
Horace Mann Educators Corp.      HMN        21.55        12.00       22.19       0.61       1.11       35.3       19.4          873
RPM, Inc.                        RPM         9.20         7.75       10.75       0.67       0.71       13.8       12.9          940
Graco, Inc.                      GGG        33.00        20.13       33.52       2.27       2.21       14.5       14.9        1,016
IDEX Corp.                       IEX        34.00        25.13       36.00       2.07       1.74       16.4       19.5        1,033
Anixter International, Inc.      AXE        30.70        17.56       37.38       2.16       2.11       14.2       14.5        1,102
Valassis, Inc.                   VCI        35.80        20.50       39.06       2.22       2.47       16.1       14.5        1,129
Invacare Corp.                   IVC        38.63        22.56       40.80       1.96       2.21       19.7       17.5        1,181
Zebra Technologies Corp.         ZBRA       49.12        34.13       57.00       2.31       2.60       21.3       18.9        1,269
The Dial Corp.                   DL         14.25         9.88       15.75       0.51       0.63       27.9       22.6        1,352
HCC Insurance Holdings, Inc.     HCC        24.50        17.63       29.65       1.23       1.46       19.9       16.8        1,440
Lee Enterprises                  LEE        33.00        23.25       34.98       1.39       1.63       23.8       20.2        1,446
The Neiman Marcus Group, Inc.    NMG.A      31.00        27.06       41.01       3.00       2.45       10.3       12.7        1,478
Markel Corp.                     MKL       196.50       133.50      207.47      (5.29)      5.15         NM       38.2        1,694
Herman Miller, Inc.              MLHR       24.20        18.38       33.94       1.90       1.44       12.7       16.8        1,838
Bausch & Lomb, Inc.              BOL        36.24        33.56       80.88       2.56       1.35       14.2       26.8        1,962
Rouse Company                    RSE        28.65        23.25       29.20       3.30       3.58        8.7        8.0        1,972
Energizer Holdings, Inc.         ENR        22.95        17.06       27.55       1.26       1.30       18.2       17.7        2,105
Hasbro, Inc.                     HAS        14.45         8.38       17.81      (0.13)      0.36         NM       40.1        2,492
McCormick & Company, Inc.        MKC        42.02        27.63       42.94       1.99       2.19       21.1       19.2        2,892
The ServiceMaster Co.            SVM        12.00         8.25       12.00       0.61       0.60       19.7       20.0        3,595
Leggett & Platt, Inc.            LEG        22.03        14.19       22.60       1.32       1.10       16.7       20.0        4,323
International Game Technology    IGT        62.75        26.56       66.04       2.01       2.82       31.3       22.3        4,643
MBIA, Inc.                       MBI        55.68        32.17       56.74       3.56       3.84       15.6       14.5        8,254

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes. NM=Not Meaningful.

ARIEL APPRECIATION FUND
(UNAUDITED)

                                                                                           EARNINGS PER SHARE

                                                              52 - WEEK          2000       2001       2000      2001       MARKET
                                     TICKER     PRICE          RANGE            ACTUAL    ESTIMATED    P/E       P/E         CAP.
COMPANY                              SYMBOL    6/30/01    LOW         HIGH     CALENDAR   CALENDAR   CALENDAR  CALENDAR     ($MM)
Bob Evans Farms, Inc.                 BOBE      18.00     14.81      21.69       1.41       1.53       12.7      11.8         627
Sybron Dental Specialties             SYD       20.49     13.00      22.25       1.08       1.16       19.0      17.7         775
Lee Enterprises                       LEE       33.00     23.25      34.98       1.39       1.63       23.8      20.2       1,446
The Neiman Marcus Group, Inc.         NMG.A     31.00     27.06      41.01       3.00       2.45       10.3      12.7       1,478
Harte-Hanks, Inc.                     HHS       24.76     21.28      28.44       1.17       1.29       21.2      19.2       1,573
Houghton Mifflin Company              HTN       59.93     29.50      59.98       2.00       2.22       30.0      27.0       1,731
McClatchy Co.                         MNI       39.10     31.25      43.25       1.97       1.56       19.8      25.1       1,777
Herman Miller, Inc.                   MLHR      24.20     18.38      33.94       1.90       1.44       12.7      16.8       1,838
Bausch & Lomb, Inc.                   BOL       36.24     33.56      80.88       2.56       1.35       14.2      26.8       1,962
Rouse Company                         RSE       28.65     23.25      29.20       3.30       3.58        8.7       8.0       1,972
PepsiAmericas                         PAS       13.30     10.94      17.00       0.59       0.65       22.5      20.5       2,078
Energizer Holdings, Inc.              ENR       22.95     17.06      27.55       1.26       1.30       18.2      17.7       2,105
The Dun & Bradstreet Corp.            DNB       28.20     13.00      28.80       1.32       1.65       21.4      17.1       2,267
Hasbro, Inc.                          HAS       14.45      8.38      17.81      (0.13)      0.36         NM      40.1       2,492
Apogent Technologies, Inc.            AOT       24.60     15.58      25.80       0.90       1.04       27.3      23.7       2,598
McCormick & Company, Inc.             MKC       42.02     27.63      42.94       1.99       2.19       21.1      19.2       2,892
The ServiceMaster Co.                 SVM       12.00      8.25      12.00       0.61       0.60       19.7      20.0       3,595
CenturyTel, Inc.                      CTL       30.30     25.25      39.88       1.62       1.53       18.7      19.8       4,272
Leggett & Platt, Inc.                 LEG       22.03     14.19      22.60       1.32       1.10       16.7      20.0       4,323
T. Rowe Price Associates, Inc.        TROW      37.39     27.81      49.94       2.07       1.57       18.1      23.8       4,600
International Game Technology         IGT       62.75     26.56      66.04       2.01       2.82       31.3      22.3       4,643
Toys "R" Us, Inc.                     TOY       24.75     14.38      31.00       0.98       1.34       25.3      18.5       4,907
Equifax, Inc.                         EFX       36.68     23.25      38.76       1.68       1.81       21.8      20.3       5,252
Avery Dennison Corp.                  AVY       51.05     41.13      70.63       2.85       2.56       17.9      19.9       5,628
Fortune Brands, Inc.                  FO        38.36     19.19      38.40       2.35       2.40       16.3      16.0       5,863
H&R Block, Inc.                       HRB       64.55     30.81      65.50       2.42       3.00       26.7      21.5       5,898
The Clorox Company                    CLX       33.85     28.38      48.63       1.79       1.40       18.9      24.2       8,006
SunGard Data Systems, Inc.            SDS       30.01     13.25      32.25       0.82       0.97       36.6      30.9       8,059
MBIA, Inc.                            MBI       55.68     32.17      56.74       3.56       3.84       15.6      14.5       8,254
The Interpublic Group of Companies    IPG       29.35     26.98      47.44       1.51       1.22       19.4      24.1       9,308
XL Capital Ltd.                       XL        82.10     53.81      89.25       4.50       5.19       18.2      15.8      10,277
Pitney Bowes, Inc.                    PBI       42.12     24.00      42.41       2.18       2.36       19.3      17.8      10,395
Tribune Company                       TRB       40.01     32.00      46.50       1.30       1.08       30.8      37.0      11,940
Franklin Resources, Inc.              BEN       45.77     30.00      48.30       2.34       2.05       19.6      22.3      12,107
Cendant Corp.                         CD        19.50      8.13      20.37       0.77       1.03       25.3      18.9      16,610
Carnival Corp.                        CCL       30.70     18.63      34.94       1.64       1.65       18.7      18.6      17,951
MBNA Corp.                            KRB       32.95     26.44      40.13       1.53       1.85       21.5      17.8      28,066

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes. NM=Not Meaningful.

ARIEL PREMIER BOND

DEAR FELLOW SHAREHOLDER: For the second quarter ended June 30, 2001, Ariel Premier Bond Fund, Institutional Class gained +0.40% and the Investor Class gained +0.30%. These results trailed the +0.56% return of the Lehman Brothers Aggregate Bond Index.

The fixed income market's second quarter was a study in the sometimes unfortunate reaction of market expectations to changes in monetary policy. During the quarter, the Federal Reserve lowered the Funds rate to 3 3/4%, which represented a 1 1/4% decline. Despite this significant easing in policy, market interest rates rose. This effect is also evident for the 6-month period as the Funds rate is down 2 1/4%, and longer dated Treasury yields are up 0.3%. This performance highlights the rise in long-term inflation expectations despite the current economic weakness. Expectations built into bond yields are that inflation will remain relatively flat--around 2 to 2 1/2%.

As far as the Ariel Premier Bond Fund portfolio is concerned, our sector strategies made positive contributions during the quarter, but these gains were offset by losses in the mortgage-backed sector as well as some bond selections in the asset-backed and corporate sectors. The basic themes of Ariel Premier Bond Fund's strategy going into the third quarter are as follows:

DURATION                           4.8 YRS.

The overall duration of the Fund equals the duration of the benchmark. We do not believe current inflation expectations priced into yields are too high, particularly considering the economic environment.

ASSET-BACKED SECURITIES             17%

The Fund continues to hold AAA-rated asset-backed securities and commercial mortgage backed securities in the short and intermediate areas, respectively. We believe these areas offer a yield advantage relative to comparable duration Treasuries, and that Treasuries are currently overpriced due to higher demand as supply dwindles with the Government's buyback program. We expect spreads to narrow over the near term.

MORTGAGE-BACKED SECURITIES          31%

Ariel Premier Bond Fund holds less mortgage-backed securities than the index, but the Fund holds an equal amount of interest rate risk. This reflects our preference for lower coupon mortgages (6% and 6.5%) where the prepayment risk is lower.

CORPORATE BONDS                     27%

The Fund is neutral in corporate bonds and holds a well-diversified portfolio with a slightly higher quality bias than the index. This is primarily expressed by the Fund's underweight in BBB-rated securities. After years of poor performance, the first half of 2001 was positive for the corporate sector. We believe corporate spreads remain attractive by historical norms, even at these levels, and the forward path of economic growth should provide support for the sector. We remain neutral and seek to add value via specific issue decisions, as we expect the high disparity among returns of individual issuers to persist.

As always, we appreciate the opportunity to serve you and welcome your questions and comments.

Sincerely,

/s/ John W. Rogers, Jr.                       /s/ Kenneth R. Meyer

John W. Rogers, Jr.                           Kenneth R. Meyer
Chairman & CEO                                Chairman & CEO
Ariel Capital Management, Inc.                Lincoln Capital Management Company

ARIEL PREMIER
BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2001 (assume reinvestment of dividends and capital gains)


                                      2ND QUARTER       YTD      1 YEAR     3 YEAR       5 YEAR        LIFE OF FUND
ARIEL PREMIER BOND FUND, INST. CL.       +0.40%       +2.94%     +9.79%     +5.30%       +6.77%           +6.21%
ARIEL PREMIER BOND FUND, INV. CL.        +0.30%       +2.74%     +9.35%     +4.92%          -             +6.08%
LEHMAN BROS. AGGREGATE BOND INDEX        +0.56%       +3.62%    +11.23%     +6.26%       +7.48%           +7.02% (INST.)
                                                                                                          +7.27% (INV.)

[CHART]

                     ARIEL BOND    % OF LEHMAN BROS.
                       FUND         AGGREGATE INDEX
GOVERNMENT & AGENCY    10.6%             34.9%

MORTGAGE-BACKED        34.8%             35.1%

CORPORATE              24.5%             26.3%

ASSET-BACKED           15.5%              1.8%

COMMERCIAL MBS          7.7%              1.9%

CASH*                   6.9%              0.0

TOTAL ACCOUNT VALUE   100.0%            100.0%

[CHART]

                      AGGREGATE BOND INDEX              BOND - INVEST.
 Dec. 1995                          0.00
 Dec. 1996                          0.00
 Dec. 1997                     10,931.92                10,838.12
 Dec. 1998                     11,881.65                11,621.39
 Dec. 1999                     11,783.93                11,508.60
 Dec. 2000                     13,153.88                12,630.62
 Mar. 2001                     13,553.09                12,937.97
June 2001                      13,629.56                12,976.41


[CHART]

                      LEHMAN BROS.            BOND - INSTIT.
 Dec. 1995              1,042,614.43           1,035,122.00
 Dec. 1996              1,080,467.86           1,067,708.51
 Dec. 1997              1,184,769.41           1,165,544.09
 Dec. 1998              1,287,698.59           1,254,703.31
 Dec. 1999              1,277,108.38           1,247,568.51
 Dec. 2000              1,425,579.51           1,373,199.21
 Mar. 2001              1,468,844.31           1,407,974.96
 June 2001              1,477,131.51           1,413,620.69


*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

     PAR VALUE    ASSET-BACKED SECURITIES-15.45%                               COST           MARKET VALUE
      $3,370,000  BMW Vehicle Lease Trust,
                  2000-A A4, 6.67%, 10/25/2003                            $3,369,915            $3,480,237
       1,620,000  Bank of America Mortgage
                  Securities, 6.264%, 6/25/2031                            1,619,956             1,609,269
         470,000  Capital One, 2000,
                  7.65%, 4/17/2006                                           468,521               484,246
       1,105,000  Conseco Finance, 2000-F AF2,
                  6.98%, 9/15/2015                                         1,128,282             1,132,545
       1,150,000  Conseco Finance, 2000-F AF3,
                  7.17%, 9/15/2020                                         1,149,743             1,187,699
       5,035,000  Daimler Chrysler Auto Trust,
                  4.85%, 6/6/2005                                          5,034,191             5,032,634
       1,000,000  ERAC USA Finance Corp.,
                  7.350%, 6/15/2008+                                         998,329               990,947
       2,025,000  Fleet Credit Card Master Trust,
                  6.00%, 11/15/2005                                        2,068,406             2,067,268
         675,805  Fleetwood, 97-B A,
                  6.40%, 5/15/2013                                           675,007               689,290
       1,905,000  Ford Credit Auto Owner Trust,
                  2000-G A4, 6.62%, 7/15/2004                              1,904,762             1,961,363
           2,790  Green Tree Financial-MH,
                  1995-1 A5, 8.40%, 6/15/2025                                  3,051                 2,799
         870,000  Greenpoint Manufacturing,
                  2000-1 A2, 7.60%, 9/20/2022                                869,975               896,300
        $795,000  HSBC Mortgage Loan Trust,
                  2000-HSB1 A3, 7.11%, 12/15/2030                           $795,000              $823,465
         765,000  MMCA Automobile Trust,
                  2000-2 A3, 6.78%, 10/15/2004                               764,981               785,972
         415,000  Mellon Residential Funding Corp.,
                  6.615%, 2/25/2021*                                         415,000               414,353
       1,415,000  NPV VI, Inc., 6.25%, 2/1/2003+                           1,414,022             1,427,976
       1,125,000  Navistar Financial Corp. Owner Trust,
                  2000-B A4, 6.78%, 9/17/2007                              1,124,850             1,164,258
         280,000  Nissan Auto Receivables Owner Trust,
                  2001-A A3, 5.55%, 9/15/2004                                279,980               283,744
         300,000  Onyx Acceptance Auto Trust,
                  2001-A A3, 5.64%, 4/15/2005                                299,965               304,108
       2,035,000  PNC Mortgage Securities Corp.,
                  2000-9 A3, 7.19%, 9/25/2005                              2,050,393             2,092,550
       1,440,000  Prime, 95-1A, 6.75%, 11/15/2005                          1,443,955             1,477,576
         394,098  Railcar Trust, 92-A1,
                  7.75%, 6/1/2004                                            402,150               408,999
         160,000  Residential Asset Mortgage
                  Products Inc., 2000-RZ2 A3,
                  7.30%, 4/25/2023                                           160,643               163,465
         450,000  Residential Asset Securities Corp.,
                  5.67%, 1/25/2004                                           449,903               448,663
         290,000  Residential Asset Securities Corp.,
                  5.751%, 8/25/2005                                          289,996               290,273
         590,000  Residential Funding Mortgage
                  Securities, 1999-HS2 AI4,
                  6.34%, 7/25/2029                                           591,879               596,745
         430,000  Sears Credit Account Master Trust,
                  1995-5 A, 6.05%, 1/15/2008                                 419,851               439,357

     PAR VALUE    ASSET-BACKED SECURITIES-15.45%                               COST           MARKET VALUE
         $60,000  Sears Credit Account Master Trust,
                  1999-2 A, 6.35%, 2/15/2007                                 $59,265               $61,264
         450,000  Union Acceptance Corp., 2000-D A4,
                  6.89%, 4/9/2007                                            449,977               465,363
         950,000  Wells Fargo Auto Trust,
                  4.68%, 2/15/2005                                           947,018               948,188
                                                                             -------               -------

                  Total Asset-Backed Securities                           31,648,966            32,130,916
                                                                          ----------            ----------

     PAR VALUE    COMMERCIAL MORTGAGE-BACKED                                  COST            MARKET VALUE
                  SECURITIES-7.67%
       1,090,000  Banc of America Commercial
                  Mortgage Inc., 2000-2 A2,
                  7.197%, 9/15/2032                                        1,091,901             1,127,076
       2,053,940  Banc One Commercial Mortgage,
                  BK1 00-C1A, 6.664%, 10/18/2031+                          2,053,977             2,103,473
       1,330,000  Chase Comm Mortgage
                  Securities Corp., 2000-3 A2,
                  7.319%, 10/15/2032                                       1,333,132             1,385,755
       1,305,000  First Union Bank of America,
                  6.56%, 11/18/2035                                        1,333,056             1,314,735
         589,047  First Union National Bank
                  Commercial Mortgage,
                  2000-C2 A1, 6.94%, 10/15/2032                              589,047               605,106
         815,000  First Union National Bank
                  Commercial Mortgage,
                  6.204%, 1/12/2043                                          815,011               810,550
         330,000  GS Mortgage Securities Corp.,
                  6.624%, 5/3/2011+                                          330,013               327,215
      $1,555,000  JP Morgan Chase Commercial
                  Mortgage Sec., 2001-CIBC A3,
                  6.26%, 4/15/2033                                        $1,562,749            $1,506,365
         827,051  KeyCorp, 2000-C1 A1,
                  7.617%, 6/15/2009                                          827,051               870,104
         168,015  MLMI, 99-C1 A1,
                  7.37%, 6/15/2008                                           169,670               175,376
       2,825,000  Nomura Asset Securities Corp.,
                  1995-MD3 A1B, 8.15%, 3/4/2020                            3,001,283             3,008,254
         785,000  Prudential Mortgage Capital Co. II,
                  2000-C1 A1, 6.981%, 10/6/2015+                             782,053               813,014
         927,183  Prudential Mortgage Capital Funding,
                  LLC, 6.232%, 11/10/2009                                    929,476               928,994
         949,859  Prudential Securities Corp.,
                  1999-C2 A2, 7.193%, 6/16/2031                              949,860               974,642
                                                                             -------               -------
                  Total Commercial
                  Mortgage-Backed Securities                              15,768,279            15,950,659
                                                                          ----------            ----------

                  CORPORATE DEBT-24.49%

       1,000,000  AOL Time Warner,
                  7.625%, 4/15/2031                                          992,094             1,003,849
         325,000  AT&T Wireless Group,
                  7.35%, 3/1/2006+                                           324,880               330,105
         800,000  AXA, 8.60%, 12/15/2030                                     850,657               878,825
         700,000  American General Capital II,
                  8.50%, 7/1/2030                                            770,568               787,264
         800,000  American Home Products,
                  6.25%, 3/15/2006+                                          799,901               802,049

                                       22

       PAR VALUE  CORPORATE DEBT-24.49% (CONT)                                  COST          MARKET VALUE
        $595,000  Archer Daniels Midland,
                  6.625%, 5/1/2029                                          $554,100              $549,384
         820,000  Bank One Corp., 6.50%, 2/1/2006                            828,962               830,354
         925,000  BankAmerica, 7.70%, 12/31/2026+                            842,742               883,906
         275,000  BellSouth Cap Funding,
                  7.875%, 2/15/2030                                          301,290               292,870
         410,000  Boeing Co., 6.875%, 10/15/2043                             368,152               391,790
         540,000  Burlington Resources Inc.,
                  6.68%, 2/15/2011                                           540,000               535,807
         525,000  Caterpillar Financial Services,
                  5.95%, 5/1/2006                                            524,384               524,148
       1,000,000  Citigroup Capital III,
                  7.75%, 12/1/2036                                         1,035,091             1,001,695
         500,000  Citigroup Inc., 5.625%, 5/17/2004                          499,437               498,242
         420,000  Citizens Commercial,
                  9.25%, 5/15/2011                                           417,479               436,625
         800,000  Comcast Cable, 7.125%, 6/15/2013                           793,257               795,412
         350,000  Conoco Inc., 6.95%, 4/15/2029                              351,539               336,504
       1,295,000  Consumers Energy CMS,
                  6.20%, 5/1/2003                                          1,282,797             1,300,154
         460,000  Corp Andina De Fomento,
                  7.375%, 1/18/2011                                          458,355               464,519
         800,000  Countrywide Home Loan,
                  6.85%, 6/15/2004                                           817,690               823,942
         540,000  Daimler Chrysler Auto Trust,
                  6.40%, 5/15/2006                                           535,112               535,542
         600,000  Delta Air Lines, 7.57%, 11/18/2010                         600,000               632,550
         295,000  Deutsche Telekom,
                  8.25%, 6/15/2030                                           300,623               303,341
        $625,000  Dow Chemical Company,
                  7.375%, 11/1/2029                                         $650,536              $638,050
         220,000  Duke Energy Field Services,
                  7.50%, 8/16/2005                                           219,294               228,327
         220,000  Duke Energy Field Services,
                  7.875%, 8/16/2010                                          219,760               230,734
       1,000,000  EOP Operating LP,
                  6.375%, 2/15/2003                                        1,018,035             1,012,592
         635,000  El Paso Energy, 6.95%, 12/15/2007                          633,317               628,544
         280,000  Fedex Corp., 6.625%, 2/12/2004+                            279,716               285,478
       1,260,000  First Union Corp.,
                  7.55%, 8/18/2005                                         1,316,916             1,330,096
       1,130,000  Florida Residential Property &
                  Casualty, 7.25%, 7/1/2002+                               1,146,111             1,149,195
       1,000,000  Ford Motor Company,
                  6.875%, 2/1/2006                                         1,025,069             1,013,097
         885,000  Ford Motor Credit Co.,
                  7.50%, 6/15/2003                                           905,478               920,471
         300,000  France Telecom, 7.75%, 3/1/2011+                           302,524               305,681
         750,000  GTE Corp., 6.94%, 4/15/2028                                734,514               702,173
         500,000  General Motors Acceptance Corp.,
                  7.50%, 7/15/2005                                           516,037               522,794
         470,000  General Motors Acceptance Corp.,
                  7.25%, 3/2/2011                                            468,484               475,458
         425,000  Gulf Canada Resources Ltd.,
                  7.125%, 1/15/2011                                          423,570               436,084
         825,000  Household Financial Corp.,
                  6.50%, 1/24/2006                                           823,328               836,134
         455,000  International Paper Co.,
                  8.125%, 7/8/2005                                           454,647               481,690

                                       23

     PAR VALUE  CORPORATE DEBT-24.49% (CONT)                                COST                MARKET VALUE
     $1,250,000   Israel Electric, 7.95%, 5/30/2011+                      $1,243,459            $1,262,709
         630,000  KBC Bank Funding,
                  9.86%, 11/29/2049+                                         700,876               705,917
         900,000  Kellogg Co., 5.50%, 4/1/2003+                              899,525               900,997
         795,000  Kinder Morgan Energy Part.,
                  6.75%, 3/15/2011                                           789,094               782,488
         650,000  Kohl's Corporation, 7.25%, 6/1/2029                        647,586               641,082
         645,000  Lehman Bros Holdings Inc.,
                  7.00%, 2/1/2008                                            644,760               655,566
         370,000  Liberty Property LP, 8.50%, 8/1/2010                       390,689               395,621
         840,000  Lockheed, 6.75%, 3/15/2003                                 853,337               858,424
         450,000  Masco Corp., 6.75%, 3/15/2006                              449,141               453,469
       1,010,000  Mexican UTD STS,
                  8.375%, 1/14/2011                                          994,081             1,016,565
       1,000,000  Morgan Stanley Dean Witter,
                  6.75%, 4/15/2011                                           995,224               993,066
         150,000  Motorola Inc., 7.625%, 11/15/2010                          149,574               142,081
         400,000  NRG Energy, Inc.,
                  9.479%, 9/15/2024                                          395,019               423,836
         440,000  Norfolk Southern Corp.,
                  7.25%, 2/15/2031                                           437,434               423,683
         645,000  Nortel Networks Ltd.,
                  6.125%, 2/15/2006                                          642,709               556,598
         701,388  Northwest Airlines Corp., 1999-2A,
                  7.575%, 3/1/2019                                           701,388               720,557
         900,000  PNC Funding Corp.,
                  6.125%, 9/1/2003                                           910,916               919,695
         800,000  PP&L Capital Funding Inc.,
                  8.375%, 6/15/2007                                          800,762               839,97
        $625,000  Park Place Entertainment,
                  7.95%, 8/1/2003                                           $621,851              $643,913
         460,000  Progress Energy Inc.,
                  6.75%, 3/1/2006                                            459,606               467,533
         575,000  Prudential Funding,
                  6.60%, 5/15/2008+                                          574,343               570,771
         460,000  Qwest Communications
                  International, 7.50%, 11/1/2008                            475,287               465,977
        630,000   Regions Financial Corp.,
                  7.00%, 3/1/2011                                            627,382               627,130
        750,000   Spear Leeds & Kellogg LP,
                  8.25%, 8/15/2005+                                          748,015               804,303
         200,000  Sprint Capital Corp.,
                  6.125%, 11/15/2008                                         182,538               185,023
         800,000  Standard Chart, 8.00%, 5/30/2031+                          793,445               812,624
         900,000  Target Corp., 5.50%, 4/1/2007                              895,970               872,939
       1,000,000  Telefonica Europe BV,
                  7.75%, 9/15/2010                                         1,000,777             1,028,040
         475,000  Transocean Sedco Forex,
                  7.50%, 4/15/2031+                                          472,796               475,680
       1,000,000  Tyco International Group,
                  6.375%, 2/15/2006                                        1,004,215             1,009,043
         345,000  US Airways 2000, 7.89%, 3/1/2019                           345,000               361,332
         290,000  Viacom Inc., C, 7.70%, 7/30/2010                           295,381               305,814
         750,000  Virginia Electric Power,
                  6.75%, 2/1/2007                                            752,725               753,220
         625,000  Vodafone Airtouch,
                  7.75%, 2/15/2010                                           632,907               656,654
         600,000  Washington Mutual,
                  6.875%, 5/15/2011                                          596,461               597,769

     PAR VALUE  CORPORATE DEBT-24.49% (CONT)                                  COST               MARKET VALUE
        $490,000  Worldcom Inc., 7.50%, 5/15/2011                           $479,712              $477,088
         560,000  Worldcom Inc., 8.25%, 5/15/2031                            549,359               549,282
         435,000  Zurich Capital Trust,
                  8.376%, 6/1/2037+                                          463,716               441,981
                                                                          ----------            -----------

                  Total Corporate Debt                                    50,543,506            50,933,917
                                                                          ----------            ----------



                  U.S. GOVERNMENT AGENCIES-34.86%
                  MORTGAGE-BACKED SECURITIES--34.81%
         740,000  Fannie Mae,
                  5.75%, 2/15/2008                                           689,375               736,357
       7,426,280  Fannie Mae, Benchmark Bond,
                  6.00%, 6/1/2014                                          7,357,007             7,363,690
         270,000  Fannie Mae, Benchmark Bond,
                  7.250%, 5/15/2030                                          279,295               293,077
       2,080,000  Fannie Mae, Benchmark Note,
                  7.125%, 1/15/2030                                        2,155,898             2,223,441
      20,605,000  Fannie Mae Mortgage,
                  6.50%, 7/1/20314                                        20,366,755            20,270,169
      11,590,000  Fannie Mae Mortgage,
                  7.50%, 7/1/20314                                        11,865,263            11,818,184
       4,005,000  Freddie Mac,
                  5.25%, 1/15/2006                                         3,987,621             3,962,915
       1,075,000  Freddie Mac,
                  6.625%, 9/15/2009                                        1,137,666             1,113,401
       4,445,000  Freddie Mac,
                  6.875%, 9/15/2010                                        4,763,488             4,669,206
       2,665,000  Freddie Mac, Gold,
                  6.50%, 7/1/20164                                         2,691,650             2,674,162
      $1,109,704  Freddie Mac, Gold,
                  6.50%, 11/1/2025                                        $1,050,768            $1,103,130
      16,405,000  Freddie Mac Mortgage,
                  6.50%, 7/1/20314                                        16,277,880            16,153,807
                                                                          ----------            -----------
                                                                          72,622,666            72,381,539
                                                                          ==========            ==========
                  OTHER AGENCY ISSUES-0.05%
         105,432  Government Trust Certificate, Israel
                  Trust, Series 2E, 9.40%, 5/15/2002                         106,893               107,246
                                                                             -------               -------

                  Total U.S. Government Agencies                          72,729,559            72,488,785
                                                                          ----------            ----------


                  U.S. GOVERNMENT OBLIGATIONS-10.54%
         245,000  U.S. Treasury Bond,
                  8.75%, 5/15/2017                                           314,780               317,641
         205,000  U.S. Treasury Bond,
                  9.00%, 11/15/2018                                          268,995               274,027
       2,180,000  U.S. Treasury Bond,
                  8.125%, 8/15/2019                                        2,823,605             2,713,751
       4,890,000  U.S. Treasury Bond,
                  8.125%, 8/15/2021                                        6,099,612             6,152,803
         275,000  U.S. Treasury Bond,
                  6.38%, 8/15/2027                                           294,665               292,292
         410,000  U.S. Treasury Bond,
                  6.125%, 11/15/2027                                         441,680               422,433
         475,000  U.S. Treasury Bond,
                  6.125%, 8/15/2029                                          520,082               492,624
         595,000  U.S. Treasury Note,
                  5.25%, 8/15/2003                                           599,694               605,682

                  U.S. GOVERNMENT OBLIGATIONS-10.54%(CONT)                    COST              MARKET VALUE
$2,798,000        U.S. Treasury Note,
                  5.25%, 5/15/2004                                        $2,781,061            $2,847,183
         575,000  U.S. Treasury Note,
                  5.75%, 11/15/2005                                          596,785               592,142
       3,150,000  U.S. Treasury Note,
                  7.00%, 7/15/2006                                         3,351,400             3,417,548
         695,000  U.S. Treasury Note,
                  6.50%, 10/15/2006                                          743,878               739,167
          75,000  U.S. Treasury Note,
                  5.00%, 2/15/2011                                            72,369                72,773
         700,000  U.S. Treasury Strip,
                  0.00%, 2/15/2011                                           453,703               435,175
       8,725,000  U.S. Treasury Strip,
                  0.00%, 11/15/2021                                        2,549,011             2,540,450
                                                                           ----------            ----------
                  Total U.S. Government
                  Obligations                                             21,911,320            21,915,691
                                                                          ----------            ----------

                  ASSET-BACKED FLOATERS-18.26%
       1,425,000  AESOP Funding II LLC,
                  2001-1A, 5.207%, 4/20/2005+*                             1,425,000             1,427,223
       1,150,000  Americredit Automobile Receivables
                  Trust, 2000-B A3, 5.432%, 9/5/2004*                      1,147,420             1,151,205
         220,000  Bishop's Gate Residential Mortgage
                  Trust, 4.31%, 3/20/2004+*                                  220,000               219,965
         300,000  CNH Equipment Trust,
                  4.232%, 11/15/2005*                                        300,000               300,537
      $2,499,999  CS First Boston Mortgage
                  Securities Corp., 2001-FL1A A,
                  5.531%, 10/5/2003+*                                     $2,499,669            $2,500,430
       1,135,000  Capital Auto Receivables Asset
                  Trust, 4.06%, 7/15/2006*                                 1,135,000             1,134,970
       2,240,000  Carco Auto Loan Master Trust,
                  2000-B A1, 5.243%, 10/17/2005*                           2,239,802             2,240,031
       1,945,000  Chase Loan Obligations USA Trust,
                  2000-1 A, 5.433%, 2/15/2006+*                            1,946,687             1,945,603
       2,570,000  Circuit City Credit Card
                  Master Trust, 2000-1 A,
                  5.393%, 2/15/2006*                                       2,571,854             2,570,447
       2,200,000  Comm 2000-FL3A A,
                  5.788%, 11/15/2003+*                                     2,200,000             2,200,000
       1,320,000  Comm 2001-FL2A A,
                  4.20%, 1/15/2003+*                                       1,320,000             1,320,000
       1,351,358  Conseco Finance Securitizations
                  Corp., 4.19%, 7/1/2032*                                  1,350,938             1,350,703
         200,000  Distribution Financial Services
                  Master Trust, 2000-3 A,
                  5.303%, 7/15/2004*                                         200,000               200,189
       4,900,088  FSPC T-32 A F, 4.128%, 3/25/2021*                        4,900,089             4,893,917
       1,750,000  First USA Credit Card Master
                  Trust, 4.10%, 10/19/2006*                                1,753,194             1,753,189
         650,000  Ford Credit Auto Owner Trust,
                  2001-A A5, 5.283%, 4/15/2005*                              650,000               650,164
       2,871,767  MLMI, 97-SD1 A,
                  5.562%, 4/1/2004+*                                       2,872,348             2,872,534

                  ASSET-BACKED FLOATERS-18.26%(CONT)                         COST               MARKET VALUE
      $2,100,000  Madison Residential Securities
                  Funding, 2000-1,
                  5.21%, 9/17/2003+*                                      $2,099,832            $2,093,112
       1,185,000  NPF XII, Inc., 2001-1A A,
                  5.55%, 3/1/2004+*                                        1,185,000             1,184,793
       3,580,000  Toyota Auto Receivables Owner
                  Trust, 2001-A A4,
                  5.273%, 9/17/2007*                                       3,580,000             3,580,093
          74,800  Washington Mutual Mortgage
                  Securities Corp., 5.015%, 01/25/2031*                       74,766                74,721
       2,300,000  World Omni Master Owner Trust,
                  2001-1 A, 5.293%, 2/15/2006*                             2,300,000             2,299,417
                                                                           ---------             ----------

                  Total Asset-Backed Floaters                             37,971,599            37,963,243
                                                                          ----------            -----------
                  COMMERCIAL PAPER-1.92%

       4,000,000  American General Finance Group,
                  5.09%, 7/16/2001*                                        3,993,517             3,993,517
                                                                           ---------             ---------

                  Total Commercial Paper                                   3,993,517             3,993,517
                                                                           ---------             ---------



     PRINCIPAL    REPURCHASE AGREEMENT-10.82%                                  COST           MARKET VALUE
      AMOUNT
    $22,523,865   State Street Bank & Trust Company
                  Repurchase Agreement, 2.00%,
                  dated 6/29/2001,
                  repurchase price $22,527,619
                  maturing 7/2/2001
                  (collateralized by U.S. Treasury
                  Note, 5.50%, 5/31/2003)                               $22,523,865           $22,523,865
                                                                        -----------           -----------

                  Total Repurchase Agreement                             22,523,865            22,523,865
                                                                         ----------            ----------

                  Total Investments-124.01%                            $257,090,611           257,900,593
                                                                       ============           ===========

                  Liabilities less
                  Other Assets-(24.01)%                                                       (49,940,938)
                                                                                               ----------


                  NET ASSETS-100.00%                                                         $207,959,655
                                                                                             ============


+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from regis tration normally to qualified institutional buyers.
(4)  When-issued security.
* Security pledged as collateral for when-issued purchase commitment out-standing as of June 30, 2001.

BOARD OF TRUSTEES


BERT N. MITCHELL, C.P.A. Bert is chairman and CEO of Mitchell
& Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.



MARIO L. BAEZA, ESQ. Chairman and CEO of TCW/Latin America Partners, L.L.C., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.



JAMES W. COMPTON Jim serves as the president and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of The Field Museum and Depaul University.



WILLIAM C. DIETRICH, C.P.A. Bill serves as director of finance and a member of the faculty of the Shalem Institute For Spiritual Formation, an internationally known ecumenical institute for contemplative spirituality. He holds a B.S. from Georgetown University.



ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of both athletics and program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and nonprofit institutions.



JOHN G. GUFFEY, JR. John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national nonprofit organizations.



MELLODY HOBSON As president of Ariel Capital Management, Inc., Mellody has responsibilities related to firmwide management and strategic planning. Additionally, she oversees the servicing of Ariel Capital Management, Inc.'s institutional clients as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a director of the Chicago Public Library and the Field Museum, as well as the Civic Federation of Chicago and the YMCA of Metropolitan Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.



CHRISTOPHER G. KENNEDY Chris is president and director of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart in Chicago; Market Square in High Point, North Carolina; The Washington Design Center; and the Architects & Designers Building in New York City. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards.



ERIC T. MCKISSACK, C.F.A. In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric manages Ariel's mid-cap institutional portfolios as well as Ariel Appreciation Fund. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and earned his M.B.A. from the University of California at Berkeley. He has earned the Chartered Financial Analyst designation. Eric serves on a variety of civic boards.



JOHN W. ROGERS, JR. John is founder, chairman and CEO of Ariel Capital Management, Inc. Additionally, as the firm's co-chief investment officer, he manages Ariel's small-cap institutional portfolios as well as Ariel Fund, the firm's flagship mutual fund product. John serves on the board of directors of Aon Corporation; Bank One Corporation; Burrell Communications Group, Inc.; Exelon Corporation; and GATX Corporation. His civic affiliations include his role as director of the Chicago Urban League, trustee of the Chicago Symphony Orchestra and trustee of the John S. and James L. Knight Foundation.

[LOGO]
ARIEL MUTUAL FUNDS


Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com








[LOGO]
Printed on recycled paper